United States
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 18, 2005
Date of Report (Date of earliest event reported)

VIEWSONIC CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50730	95-4120606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 Brea Canyon Road
Walnut, California 91789
(Address of principal executive offices, including zip code)

(909) 444-8800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective May 18, 2005, ViewSonic Corporation entered into a Separation Agreement dated May 10, 2005 with Christopher M. Franey, ViewSonic’s former President of ViewSonic Americas. Pursuant to the Separation Agreement and in consideration for the general release given by Mr. Franey, ViewSonic agreed to pay Mr. Franey a lump sump severance payment of $198,874.12, less payroll deductions and all required withholdings.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 10.18	Separation Agreement by and between ViewSonic Corporation and Christopher M. Franey, dated May 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ViewSonic Corporation

Dated: May 23, 2005	By:	/s/ James A. Morlan
James A. Morlan
Chief Financial Officer

EXHIBIT INDEX

Exhibits

Exhibit 10.18	Separation Agreement by and between ViewSonic Corporation and Christopher M. Franey, dated May 10, 2005.